UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934, as amended

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Filed by a Party other than the Registrant [ ]

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[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to [section]240.14a-12

                        THE ADVISORS' INNER CIRCLE FUND
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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             pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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[ ]     Fee paid previously with preliminary materials.

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        paid previously. Identify the previous filing by registration statement
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

                        THE ADVISORS' INNER CIRCLE FUND

          CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND (THE "FUND")

                        SUPPLEMENT DATED JANUARY 8, 2018
                   TO THE FUND'S PRESIDENT'S LETTER, NOTICE,
    PROXY STATEMENT AND FORM OF PROXY CARD (TOGETHER, THE "PROXY STATEMENT")
                          REGARDING A SPECIAL MEETING
         OF SHAREHOLDERS TO BE HELD ON JANUARY 16, 2018 (THE "MEETING")

THIS SUPPLEMENT DOES NOT PROVIDE ALL OF THE INFORMATION THAT IS IMPORTANT TO YOUR DECISION WITH RESPECT TO VOTING ON THE PROPOSAL THAT IS BEING PRESENTED TO SHAREHOLDERS FOR THEIR VOTE AT THE MEETING. ADDITIONAL INFORMATION IS CONTAINED IN THE PROXY STATEMENT, WHICH WAS MAILED TO YOU WITH THIS SUPPLEMENT. TO THE EXTENT THAT THE INFORMATION IN THIS SUPPLEMENT DIFFERS FROM, UPDATES OR CONFLICTS WITH THE INFORMATION CONTAINED IN THE PROXY STATEMENT, THE INFORMATION IN THIS SUPPLEMENT SHALL AMEND AND SUPERSEDE THE INFORMATION IN THE PROXY STATEMENT. EXCEPT AS SO AMENDED OR SUPERSEDED, ALL INFORMATION SET FORTH IN THE PROXY STATEMENT REMAINS UNCHANGED AND IMPORTANT FOR YOU TO REVIEW. ACCORDINGLY, WE URGE YOU TO READ THIS SUPPLEMENT CAREFULLY AND IN ITS ENTIRETY TOGETHER WITH THE PROXY STATEMENT.

ALTHOUGH THE RECORD DATE FOR THE MEETING IS DECEMBER 18, 2017, THE PROXY STATEMENT STATED THAT THE RECORD DATE FOR THE MEETING WAS DECEMBER 22, 2017. ACCORDINGLY, THE PROXY STATEMENT IS HEREBY AMENDED AND SUPPLEMENTED AS FOLLOWS TO CORRECT THE RECORD DATE AND THE INFORMATION PROVIDED AS OF THE RECORD DATE:

1. All references to "December 22, 2017" are hereby deleted and replaced with "December 18, 2017."

2. On page 1 of the Proxy Statement, the last sentence of the third paragraph is hereby deleted and replaced with "As of the Record Date, the Fund had 76,218,157.1450 Shares issued and outstanding."

3. In the "Voting Authority of Cornerstone" section, the fourth paragraph is hereby deleted and replaced with "As of the Record Date, Cornerstone had voting power for approximately 88% of the outstanding Shares of the Fund, and, therefore, has the ability to control whether the proposal is approved."

4. In the "Security Ownership" section, the table is hereby deleted and replaced with the following:

NAME AND ADDRESS                       NUMBER OF SHARES          PERCENT OF FUND
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CHARLES SCHWAB & CO INC                 75,896,500.5520               99.58%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO, CA 94104-4151
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